SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 26, 2003

                                 NUI Corporation
             (Exact name of registrant as specified in its charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                                    001-16385
                            (Commission File Number)

                                   22-3708029
                     (I.R.S. Employer Identification Number)

       550 Route 202-206, P.O. Box 760, Bedminster, New Jersey 07921-0760
              (Address and zip code of principal executive offices)

                                 (908) 781-0500
              (Registrant's telephone number, including area code)


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Item 5.   Other Events

     A copy of the press release of NUI Corporation is attached hereto as
Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.   Financial Statements and Exhibits

         (c)   Exhibits.

               Exhibit Number           Description
               --------------           -----------

               99.1 Press release of NUI Corporation dated September 26, 2003: "NUI Corporation Pursues Sale of the Company- President and Chief Executive Officer Steps Down."






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




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                             NUI CORPORATION



                                             /s/ A. Mark Abramovic
                                             ---------------------------------
                                             A. Mark Abramovic
                                             President
Dated: September 26, 2003


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


                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

99.1                Press release of NUI Corporation dated September 26, 2003:
                    "NUI Corporation Pursues Sale of the Company- President and Chief Executive Officer Steps Down."


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